                                                                    Exhibit 10.2

                             SECURED PROMISSORY NOTE

                                                                    May 30, 2002

$50,000                                                    Newton, Massachusetts

         FOR VALUE RECEIVED, Alan W. Milinazzo (the "Maker"), promises to pay to Aspect Medical Systems, Inc. (the "Company"), or order, at the offices of the Company or at such other place as the holder of this Promissory Note may designate, the principal sum of fifty thousand dollars ($50,000), together with interest on the unpaid principal balance of this Promissory Note from time to time outstanding at the rate of 5.0% per year until paid in full. Principal and interest shall be paid as follows:

             - all outstanding principal and interest on the loan will be paid to the Company on the earlier of a) the closing date of the sale of the property located at 19 Harmon Park Road, York Harbor, Maine, or b) May 31, 2003.

         Interest on this Promissory Note shall be computed on the basis of a year of 360 days for the actual number of days elapsed, compounded annually. All payments by the Maker under this Promissory Note shall be in immediately available funds.

         Maker hereby covenants and agrees that payment of the entire amount of this Promissory Note shall be secured by a security interest in certain real property of the Maker (the "Collateral"), as described in Exhibit A to this Promissory Note, pursuant to a mortgage (the "Mortgage") to be granted, executed and delivered in recordable form concurrent with the execution of this Promissory Note. Maker covenants and agrees that the Mortgage shall be recorded so as to fully encumber the Collateral in the appropriate Registry of Deeds so as to fully perfect the security interest in the Collateral. The Mortgage shall be on the terms and in the form set forth in Exhibit B to this Promissory Note.

         This Promissory Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, "an Event of Default" and collectively, "Events of Default"):

         (1) default in the payment when due of any principal, premium or interest under this Promissory Note;

         (2)      the occurrence of any event of default under the Mortgage;

         (3) the occurrence of the termination or other cessation of the Maker's full-time employment with the Company, for any reason whether by the Maker or by the Company;

         (4) the institution against the Maker or any indorser or guarantor of this Promissory Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing; or

         (5) the institution by the Maker or any indorser or guarantor of this Promissory Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Maker or any indorser or guarantor of this Promissory Note of a composition or an assignment or trust mortgage for the benefit of creditors;

         (6) failure by the Maker to execute the Mortgage within 10 days from the date of this Promissory Note.

         Upon the occurrence of an Event of Default, the holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts or afforded by other applicable law.

         Every amount overdue under this Promissory Note shall bear interest from and after the date on which such amount first became overdue at an annual rate which is two (2) percentage points above the rate per year specified in the first paragraph of this Promissory Note. Such interest on overdue amounts under this Promissory Note shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Maker with respect to the payment of such interest has been discharged (whether before or after judgment). In no event shall any interest charged, collected or reserved under this Promissory Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Maker, then such excess sum shall be credited by the holder as a payment of principal.

         All payments by the Maker under this Promissory Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The Maker shall pay and save the holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

         Whenever any amount is paid under this Promissory Note, all or part of the amount paid may be applied to principal, premium or interest in such order and manner as shall be determined by the holder in its discretion.

         No reference in this Promissory Note to the Mortgage or any guaranty or any other document shall impair the obligation of the Maker, which is absolute and unconditional, to pay all amounts under this Promissory Note strictly in accordance with the terms of this Promissory Note.

         The Maker agrees to pay on demand all costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Maker under this Promissory Note.

         No delay or omission on the part of the holder in exercising any right under this Promissory Note or the Mortgage shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker and every indorser or guarantor of this Promissory Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

         This Promissory Note may be prepaid in whole or in part at any time or from time to time upon ten days' prior written notice with the consent of the holder, with the giving of such consent to be in the sole discretion of the holder. Any such prepayment shall be without premium or penalty.

         None of the terms or provisions of this Promissory Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Promissory Note and setting forth the provision so excluded, modified or amended.

         All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Promissory Note is executed as an instrument under seal.

ATTEST:                                      /s/ Alan W. Milinazzo
                                             ----------------------------------
                                             Alan W. Milinazzo

By:    /s/ J. Neal Armstrong
       ----------------------------------------------
       J. Neal Armstrong
Title: Vice President and Chief Financial Officer
       ------------------------------------------

                                    EXHIBIT A

                                   Collateral

The property located at 19 Harmon Park Road, York Harbor, Maine, more particularly described as follows:

A certain lot or parcel of land located on the westerly side of Harmon Lane in the Town of York, County of York and State of Maine and bounded and described as follows:

         Beginning at an iron pipe located on the westerly sideline of Harmon Lane at land now or formerly of Henry W. Clark, Jr.;

         THENCE, South 40 degrees - 23 minutes 09 seconds East along the westerly sideline of Harmon Lane for a distance of 159.57 feet to an iron pipe;

         THENCE, South 33 degrees - 13 minutes - 42 seconds East along said Lane for a distance of 59.05 feet to an iron pipe at other land now or formerly of Robert M. Tonge and Muriel S. Tonge;

         THENCE South 58 degrees - 43 minutes - 25 seconds West along land now or formerly of Robert M. Tonge and Muriel S. Tonge for a distance of
         88.03 feet;

         THENCE, South 70 degrees - 25 minutes - 19 seconds West along land now or formerly of Robert M. Tonge and Muriel S. Tonge for a distance of
         76.45 feet to the York River;

         THENCE, along the River by the following courses: North 31 degrees - 40 minutes - 27 seconds West for a distance of 61.21 feet; North 31 degrees - 49 minutes - 11 seconds West for a distance of 71.33 feet; North 30 degrees - 47 minutes - 16 seconds West for a distance of 46.66 feet to land of said Clark;

         THENCE, North 49 degrees - 36 minutes - 32 seconds East along land of said Clark for a distance of 138.07 feet to the point of beginning.

Including rights of record to the land between the low and high water lines. Containing 0.711 acres, more or less, to the high water line of the York River.

Subject to and benefiting from all rights-of-way, easements, covenants and other matters of record.

                                    Exhibit B

                                Form of Mortgage

                                    MORTGAGE

         Alan W. Milinazzo and Anne T. Milinazzo (the "Mortgagor"), FOR

CONSIDERATION PAID, hereby GIVE, GRANT, BARGAIN, SELL, ASSIGN and CONVEY to

Aspect Medical Systems, Inc., a Delaware corporation with its principal place of business at 141 Needham Street, Newton, Massachusetts (the "Mortgagee"), with

MORTGAGE COVENANTS to secure the payment of FIFTY-THOUSAND DOLLARS ($50,000) at the times, in the manner and with interest all as provided in a certain Secured

Promissory Note, dated May __, 2002 from Alan W. Milinazzo to Mortgagee (the

"Note"), and also to secure the performance of all covenants and agreements herein and in said note contained, the real estate described in Exhibit A attached hereto and made a part hereof (the "Premises"), together with all equipment and fixtures now or hereafter thereon which are, or can by agreement be made, a part of the realty.

         Mortgagor covenants and agrees with the Mortgagee as follows:

         (1) The Note and interest thereon and any obligations of Mortgagor to Mortgagee, will be paid all as the same become due and payable;

         (2) To pay prior to the time when interest starts to accrue all taxes, charges, assessments and all water and sewer charges assessed on the Premises or on any interest therein and in order to assure payment of all such items from time to time assessed on the Premises, to pay to the holder on dates when installments of principal or interest are payable such sums as the holder determines are sufficient to provide in the aggregate a fund adequate to pay such taxes, charges, assessments and water and sewer charges as they become due, all sums so paid to be applied by the holder toward such payment and any balance to be accounted for to Mortgagor, but without any responsibility on the part of the holder to account to the Mortgagor for any interest, earnings or profits on or with respect to such payments except as provided by law;

         (3) To keep the Premises in good repair, order, and condition, and not to commit or suffer any strip or waste thereof or any violation of any law or ordinance affecting the same or the use thereof (any such use prohibited or enjoined by any public official or court being conclusively deemed a violation for purposes of this mortgage), or any act thereon tending to harm the Premises whether or not such act may constitute waste; and not to make nor permit any material alteration in the use, occupancy or structural condition of the Premises without in each instance obtaining the prior written consent of the holder;

         (4) To keep the buildings now or hereafter on the Premises insured against fire and perils included under standard extended coverage and such other hazards as the holder may from time to time reasonably require, and to obtain liability insurance with respect to the Premises as the holder may from time to time reasonably require, all policies of such insurance or certificates thereof to be deposited with the holder, if the holder so requests, and first payable in case of loss to the holder and to be written by such companies, on such terms, in such form and for such periods and amounts as the holder shall from time to time require (hereby irrevocably granting to the holder, in the event of foreclosure, full authority as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution, to cancel such insurance and retain the return premiums thereof or to transfer such insurance to any person or persons claiming title to the Premises or any part thereof by virtue of foreclosure proceedings);

         (5) That if the Premises, or any part thereof, shall be damaged by fire or other hazard, the proceeds of any contract of insurance shall, to the extent of the indebtedness then remaining unpaid, be paid to the holder, and, at its option, may be applied in whole or in part to the payment of the debt secured hereby or to the cost of repairing or rebuilding of the Premises;

         (6) In case of a taking of the Premises or any part thereof by any public authority pursuant to the power of eminent domain, the proceeds of all judgments and awards of damages and of all settlements made by the parties in interest, shall be paid to the holder, and, at its option, may be applied in whole or in part to the payment of the debt secured hereby or the holder may release the same to the owner of the Premises;

         (7) At any time upon notice from the holder to submit for examination all leases then in force affecting the Premises and on demand to assign and deliver to the holder any or all of such leases, such assignments to be made by instruments in form satisfactory to the holder (hereby irrevocably granting to the holder full authority as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution, to make, execute, acknowledge and deliver such assignments);

         (8) Not to contract for the payment of nor accept rents for periods of more than one month in advance; and to deliver to the holder within 15 days after written demand therefor a detailed statement certified by Mortgagor setting forth the rents and profits received from the Premises for the period specified in such demand, the disbursements made for said period, and the names of all tenants of the Premises; and, if requested by the holder, to furnish to the holder within 60 days after the end of each fiscal year during the term of this mortgage a statement of annual income and expenses with respect to the Premises certified by a certified public accountant;

         (9) To pay to the holder on demand the amount of any tax assessed on the debt or obligation (including both principal and interest) secured hereby, and also that portion of any tax on the holder's deposits which may result from the fact that the amount invested in this mortgage is not exempt from such tax;

         (10) Not to purchase any equipment, fixtures or materials now or hereafter becoming a part of the realty whether by agreement of the parties or otherwise which are subject to a security interest in favor of others unless prior written consent thereto has been obtained from the holder;

         (11) To permit the holder or the holder's representative to examine the Premises at any reasonable time;

         (12) In case any default in any covenant or condition of this mortgage, any prior mortgage or other agreements herein referred to, if any, shall exist: the entire mortgage debt shall become due at the option of the holder; the holder shall have the right to enter immediately upon and take possession of the Premises without consent of the owner thereof and without the commencement of any action to foreclose this mortgage; the holder shall have the further right, with or without such possession, to collect and receive all rents, issues, and profits arising out of or in connection with the Premises and to apply the same (after the payment of all necessary charges and expenses in connection with the operation of the Premises, including any managing agent's commission) toward any sums due the holder under the terms hereof and of said note; and the holder, to cure such default, may apply any deposits or any sums credited by or due from the holder to Mortgagor (without being first required to enforce any other rights of the holder against Mortgagor, or against the Premises);

         (13) In the event that title to the Premises becomes vested in anyone other than Mortgagor the entire mortgage debt shall, at the option of the holder, become due and payable on demand; however, the holder may without notice to Mortgagor deal with such successor in interest with reference to the mortgage, the Premises and the debt hereby secured, in the same manner as with Mortgagor, without in any way discharging the liability of the Mortgagor or of any endorser or guarantor under the mortgage or upon the debt hereby secured;

         (14) No forbearance on the part of the holder, and no change, modification or extension, whether oral or in writing of the time or manner for the payment of the whole or any part of the debt hereby secured or change in the interest rate on said debt, or any other indulgence given by the holder to any persons other than Mortgagor, shall operate to release or in any manner affect the original liability of Mortgagor or of any endorser or guarantor, notice of any such change, modification, extension, or indulgence being waived;

         (15) In case of a foreclosure sale, the holder shall be entitled to retain one percent of the purchase money, in addition to the costs, charges, and expenses incurred by the holder or allowed under the Statutory Power of Sale, if applicable, or any other method of foreclosure applicable under local law; and if surplus proceeds are realized from a foreclosure sale, Mortgagee shall not be liable for any interest thereon pending distribution of such proceeds by Mortgagee;

         (16) That the holder is authorized: to pay all taxes, charges, assessments, and water and sewer charges with interest, costs and charges accrued thereon, which may at any time be a lien upon the Premises or any part thereof; to pay the premiums for any policies of insurance required hereunder; to incur and pay reasonable expenses in protecting its rights hereunder and the security hereby granted including, without limitation, expenses for repairs to the Premises and attorneys' fees in connection with the enforcement or protection of any right or interest of the holder hereunder and under said note; to pay any sums required in order to obtain a discharge of any security interest of others in any equipment, fixtures, or materials comprising part of the Premises, all in the event that such payments have not been made by Mortgagor as herein provided; and to add all amounts so paid to the principal sum secured hereby; and to apply to any of the foregoing purposes or to the repayment of any amounts so paid by the holder any sums held hereunder by Mortgagee;

         (17) The holder in the exercise of the power of sale herein given may sell the entire Premises or any part thereof, in any order, as elected by the holder in its sole discretion; and in case the holder elects to sell in parcels the sales of such parcels may be held from time to time and the power shall not be exhausted until all of the Premises not previously released shall have been sold;

         (18) The entire indebtedness secured hereby shall become immediately due and payable at the option of holder without notice to Mortgagor, and a default shall exist hereunder, if
                  (a) Mortgagor is in default under its covenant to pay the Note; (b) Mortgagor is not paying its debts as such debts become due, becomes insolvent, files or has filed against it a petition under any chapter of the U.S. Bankruptcy Code, 11 U.S.C. [sec] 101 et seq. or any similar petition under any insolvency law of any jurisdiction (and in the case of a petition filed against it, such petition is not dismissed within 30 days), proposes any dissolution liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to the Premises; (c) the Premises or any part thereof shall be sold, transferred, assigned, or otherwise disposed of; (d) any security interest, lien or encumbrance shall be created on the Premises or any part thereof by operation of law or otherwise and is not discharged of record within 30 days, except with the written consent of Mortgagee; (e) any foreclosure of a junior mortgage or any junior lien of any kind on the Premises or any part thereof should be commenced;
                  (f) any levy or sale upon execution or other proceedings of any nature shall occur whereby Mortgagor shall be deprived of its title or right of possession to the Premises or any part thereof; or (g) any license or permit to operate the business conducted on the Premises by Mortgagor is suspended or revoked and such suspension or revocation is not terminated within 30 days. If any default in the performance or observance of any other term or condition of this mortgage shall continue for 15 days after written notice from Mortgagee to Mortgagor, or in the case of defaults which cannot be cured within such 15 day period, if Mortgagor has not commenced to cure such default within such 15 day period and does not reasonably continue to prosecute such cure until completion, the entire indebtedness secured hereby shall become immediately due and payable at the option of the holder.

         (19) If this mortgage, by its terms, is now, or at any time, subject or subordinate to a prior mortgage or mortgages, Mortgagor agrees (a) not to agree, without the consent of the holder, to the modification, amendment or extension of the terms or conditions of such prior mortgage or mortgages and
                  (b) to comply with the terms of such prior mortgage or mortgages, the holder hereof having the right to cure any default under a prior mortgage and to add to the debt secured by this mortgage the reasonable costs of curing such default;

         (20) Mortgagor will not create or permit, and will promptly discharge, any lien or other encumbrance on the Premises whether inferior or superior to this mortgage unless Mortgagee otherwise agrees in writing.

         The word "holder" as used herein shall be construed as descriptive of

Mortgagee named herein and of any subsequent holder or holders hereof; the word

"Mortgagor" as used herein shall be construed as descriptive of Mortgagor named herein and of any subsequent owner or owners of the equity of redemption of the

Premises; and all of the covenants and agreements of Mortgagor herein contained are joint and several if Mortgagor is more than one person and shall be binding upon the heirs, executors, administrators, successors and assigns of Mortgagor.

         This MORTGAGE is upon the STATUTORY CONDITION, and upon the further condition that all covenants and agreements of Mortgagor herein and in said note contained shall be kept and fully performed for any breach of which the holder hereof shall have the STATUTORY POWER OF SALE pursuant to M.R.S.A. Sec. 501-A,

which is hereby granted to Mortgagee and is incorporated herein and made a part hereof by reference. The above described Statutory Power of Sale shall only apply if Mortgagor is a "Corporation," "Partnership," "Limited Liability

Company," or "Trustee of a Trust" as provided in 33 M.R.S.A. Sec. 501-A.

         All notices required or permitted to be given hereunder shall be in writing and delivered by hand or mailed postage prepaid, by registered or certified mail, addressed in the case of Mortgagor to 23 Appleton Street,

Boston, Massachusetts 02116 and in the case of Mortgagee to 141 Needham Street,

Newton, Massachusetts 02464 or in the case of either party to such other address as shall be designated by written notice given to the other party. Any such notice shall be deemed given when so delivered by hand or, if so mailed, when deposited with the U.S. Postal Service.

         Executed under seal on __________, _____ 2002.

                                                        ________________________
                                                        Alan W. Milinazzo

                                                        ________________________
                                                        Anne T. Milinazzo

                       THE COMMONWEALTH OF MASSACHUSETTS

                    , ss.                        May 30, 2002

         Then personally appeared the above-named J. Neal Armstrong, Vice

President and CFO of Aspect Medical Systems, Inc., and acknowledged the foregoing instrument to be the free act and deed of Aspect Medical Systems,

Inc., before me,

          KATELYN KELLEHER                      /s/ Katelyn Kelleher
           Notary Public                        --------------------------------
    Commonwealth of Massachusetts               Notary Public
       My Commission Expires                    My commission expires: 12/26/08
         December 26, 2008

                        THE COMMONWEALTH OF MASSACHUSETTS

                    ,ss.                         May 30, 2002

         Then personally appeared the above-named Alan W. Milinazzo, and acknowledged the foregoing instrument to be his free act and deed, before me,

          KATELYN KELLEHER                      /s/ Katelyn Kelleher
            Notary Public                       --------------------------------
    Commonwealth of Massachusetts               Notary Public
        My Commission Expires                   My commission expires: 12/26/08
          December 26, 2008

                              THE STATE OF MAINE

                    ,ss.                           ________________, 2002

         Then personally appeared the above-named Anne T. Milinazzo, and acknowledged the foregoing instrument to be her free act and deed, before me,

                                                ________________________________
                                                Notary Public
                                                My commission expires:

                                    EXHIBIT A

The property located at 19 Harmon Park Road, York Harbor, Maine, more particularly described as follows:

A certain lot or parcel of land located on the westerly side of Harmon Lane in the Town of York, County of York and State of Maine and bounded and described as follows:

         Beginning at an iron pipe located on the westerly sideline of Harmon Lane at land now or formerly of Henry W. Clark, Jr.;

         THENCE, South 40 degrees - 23 minutes 09 seconds East along the westerly sideline of Harmon Lane for a distance of 159.57 feet to an iron pipe;

         THENCE, South 33 degrees - 13 minutes - 42 seconds East along said Lane for a distance of 59.05 feet to an iron pipe at other land now or formerly of Robert M. Tonge and Muriel S. Tonge;

         THENCE South 58 degrees - 43 minutes - 25 seconds West along land now or formerly of Robert M. Tonge and Muriel S. Tonge for a distance of
         88.03 feet;

         THENCE, South 70 degrees - 25 minutes - 19 seconds West along land now or formerly of Robert M. Tonge and Muriel S. Tonge for a distance of
         76.45 feet to the York River;

         THENCE, along the River by the following courses: North 31 degrees - 40 minutes - 27 seconds West for a distance of 61.21 feet; North 31 degrees - 49 minutes - 11 seconds West for a distance of 71.33 feet; North 30 degrees - 47 minutes - 16 seconds West for a distance of 46.66 feet to land of said Clark;

         THENCE, North 49 degrees - 36 minutes - 32 seconds East along land of said Clark for a distance of 138.07 feet to the point of beginning.

Including rights of record to the land between the low and high water lines. Containing 0.711 acres, more or less, to the high water line of the York River.

Subject to and benefiting from all rights-of-way, easements, covenants and other matters of record.

                                    MORTGAGE

         Alan W. Milinazzo and Anne T. Milinazzo (the "Mortgagor"), FOR

CONSIDERATION PAID, hereby GIVE, GRANT, BARGAIN, SELL, ASSIGN and CONVEY to

Aspect Medical Systems, Inc., a Delaware corporation with its principal place of business at 141 Needham Street, Newton, Massachusetts (the "Mortgagee"), with

MORTGAGE COVENANTS to secure the payment of FIFTY-THOUSAND DOLLARS ($50,000) at the times, in the manner and with interest all as provided in a certain Secured

Promissory Note, dated May 30, 2002 from Alan W. Milinazzo to Mortgagee (the

"Note"), and also to secure the performance of all covenants and agreements herein and in said note contained, the real estate described in Exhibit A attached hereto and made a part hereof (the "Premises"), together with all equipment and fixtures now or hereafter thereon which are, or can by agreement be made, a part of the realty.

         Mortgagor covenants and agrees with the Mortgagee as follows:

         (1) The Note and interest thereon and any obligations of Mortgagor to Mortgagee, will be paid all as the same become due and payable;

         (2) To pay prior to the time when interest starts to accrue all taxes, charges, assessments and all water and sewer charges assessed on the Premises or on any interest therein and in order to assure payment of all such items from time to time assessed on the Premises, to pay to the holder on dates when installments of principal or interest are payable such sums as the holder determines are sufficient to provide in the aggregate a fund adequate to pay such taxes, charges, assessments and water and sewer charges as they become due, all sums so paid to be applied by the holder toward such payment and any balance to be accounted for to Mortgagor, but without any responsibility on the part of the holder to account to the Mortgagor for any interest, earnings or profits on or with respect to such payments except as provided by law;

         (3) To keep the Premises in good repair, order, and condition, and not to commit or suffer any strip or waste thereof or any violation of any law or ordinance affecting the same or the use thereof (any such use prohibited or enjoined by any public official or court being conclusively deemed a violation for purposes of this mortgage), or any act thereon tending to harm the Premises whether or not such act may constitute waste; and not to make nor permit any material alteration in the use, occupancy or structural condition of the Premises without in each instance obtaining the prior written consent of the holder;

         (4) To keep the buildings now or hereafter on the Premises insured against fire and perils included under standard extended coverage and such other hazards as the holder may from time to time reasonably require, and to obtain liability insurance with respect to the Premises as the holder may from time to time reasonably require, all policies of such insurance or certificates thereof to be deposited with the holder, if the holder so requests, and first payable in case of loss to the holder and to be written by such companies, on such terms, in such form and for such periods and amounts as the holder shall from time to time require (hereby irrevocably granting to the holder, in the event of foreclosure, full authority as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution, to cancel such insurance and retain the return premiums thereof or to transfer such insurance to any person or persons claiming title to the Premises or any part thereof by virtue of foreclosure proceedings);

         (5) That if the Premises, or any part thereof, shall be damaged by fire or other hazard, the proceeds of any contract of insurance shall, to the extent of the indebtedness then remaining unpaid, be paid to the holder, and, at its option, may be applied in whole or in part to the payment of the debt secured hereby or to the cost of repairing or rebuilding of the Premises;

         (6) In case of a taking of the Premises or any part thereof by any public authority pursuant to the power of eminent domain, the proceeds of all judgments and awards of damages and of all settlements made by the parties in interest, shall be paid to the holder, and, at its option, may be applied in whole or in part to the payment of the debt secured hereby or the holder may release the same to the owner of the Premises;

         (7) At any time upon notice from the holder to submit for examination all leases then in force affecting the Premises and on demand to assign and deliver to the holder any or all of such leases, such assignments to be made by instruments in form satisfactory to the holder (hereby irrevocably granting to the holder full authority as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution, to make, execute, acknowledge and deliver such assignments);

         (8) Not to contract for the payment of nor accept rents for periods of more than one month in advance; and to deliver to the holder within 15 days after written demand therefor a detailed statement certified by Mortgagor setting forth the rents and profits received from the Premises for the period specified in such demand, the disbursements made for said period, and the names of all tenants of the Premises; and, if requested by the holder, to furnish to the holder within 60 days after the end of each fiscal year during the term of this mortgage a statement of annual income and expenses with respect to the Premises certified by a certified public accountant;

         (9) To pay to the holder on demand the amount of any tax assessed on the debt or obligation (including both principal and interest) secured hereby, and also that portion of any tax on the holder's deposits which may result from the fact that the amount invested in this mortgage is not exempt from such tax;

         (10) Not to purchase any equipment, fixtures or materials now or hereafter becoming a part of the realty whether by agreement of the parties or otherwise which are subject to a security interest in favor of others unless prior written consent thereto has been obtained from the holder;

         (11) To permit the holder or the holder's representative to examine the Premises at any reasonable time;

         (12) In case any default in any covenant or condition of this mortgage, any prior mortgage or other agreements herein referred to, if any, shall exist: the entire mortgage debt shall become due at the option of the holder; the holder shall have the right to enter immediately upon and take possession of the Premises without consent of the owner thereof and without the commencement of any action to foreclose this mortgage; the holder shall have the further right, with or without such possession, to collect and receive all rents, issues, and profits arising out of or in connection with the Premises and to apply the same (after the payment of all necessary charges and expenses in connection with the operation of the Premises, including any managing agent's commission) toward any sums due the holder under the terms hereof and of said note; and the holder, to cure such default, may apply any deposits or any sums credited by or due from the holder to Mortgagor (without being first required to enforce any other rights of the holder against Mortgagor, or against the Premises);

         (13) In the event that title to the Premises becomes vested in anyone other than Mortgagor the entire mortgage debt shall, at the option of the holder, become due and payable on demand; however, the holder may without notice to Mortgagor deal with such successor in interest with reference to the mortgage, the Premises and the debt hereby secured, in the same manner as with Mortgagor, without in any way discharging the liability of the Mortgagor or of any endorser or guarantor under the mortgage or upon the debt hereby secured;

         (14) No forbearance on the part of the holder, and no change, modification or extension, whether oral or in writing of the time or manner for the payment of the whole or any part of the debt hereby secured or change in the interest rate on said debt, or any other indulgence given by the holder to any persons other than Mortgagor, shall operate to release or in any manner affect the original liability of Mortgagor or of any endorser or guarantor, notice of any such change, modification, extension, or indulgence being waived;

         (15) In case of a foreclosure sale, the holder shall be entitled to retain one percent of the purchase money, in addition to the costs, charges, and expenses incurred by the holder or allowed under the Statutory Power of Sale, if applicable, or any other method of foreclosure applicable under local law; and if surplus proceeds are realized from a foreclosure sale, Mortgagee shall not be liable for any interest thereon pending distribution of such proceeds by Mortgagee;

         (16) That the holder is authorized: to pay all taxes, charges, assessments, and water and sewer charges with interest, costs and charges accrued thereon, which may at any time be a lien upon the Premises or any part thereof; to pay the premiums for any policies of insurance required hereunder; to incur and pay reasonable expenses in protecting its rights hereunder and the security hereby granted including, without limitation, expenses for repairs to the Premises and attorneys' fees in connection with the enforcement or protection of any right or interest of the holder hereunder and under said note; to pay any sums required in order to obtain a discharge of any security interest of others in any equipment, fixtures, or materials comprising part of the Premises, all in the event that such payments have not been made by Mortgagor as herein provided; and to add all amounts so paid to the principal sum secured hereby; and to apply to any of the foregoing purposes or to the repayment of any amounts so paid by the holder any sums held hereunder by Mortgagee;

         (17) The holder in the exercise of the power of sale herein given may sell the entire Premises or any part thereof, in any order, as elected by the holder in its sole discretion; and in case the holder elects to sell in parcels the sales of such parcels may be held from time to time and the power shall not be exhausted until all of the Premises not previously released shall have been sold;

         (18) The entire indebtedness secured hereby shall become immediately due and payable at the option of holder without notice to Mortgagor, and a default shall exist hereunder, if
                  (a) Mortgagor is in default under its covenant to pay the Note; (b) Mortgagor is not paying its debts as such debts become due, becomes insolvent, files or has filed against it a petition under any chapter of the U.S. Bankruptcy Code, 11 U.S.C.[sec] 101 et seq. or any similar petition under any insolvency law of any jurisdiction (and in the case of a petition filed against it, such petition is not dismissed within 30 days), proposes any dissolution liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to the Premises; (c) the Premises or any part thereof shall be sold, transferred, assigned, or otherwise disposed of; (d) any security interest, lien or encumbrance shall be created on the Premises or any part thereof by operation of law or otherwise and is not discharged of record within 30 days, except with the written consent of Mortgagee; (e) any foreclosure of a junior mortgage or any junior lien of any kind on the Premises or any part thereof should be commenced;
                  (f) any levy or sale upon execution or other proceedings of any nature shall occur whereby Mortgagor shall be deprived of its title or right of possession to the Premises or any part thereof; or (g) any license or permit to operate the business conducted on the Premises by Mortgagor is suspended or revoked and such suspension or revocation is not terminated within 30 days. If any default in the performance or observance of any other term or condition of this mortgage shall continue for 15 days after written notice from Mortgagee to Mortgagor, or in the case of defaults which cannot be cured within such 15 day period, if Mortgagor has not commenced to cure such default within such 15 day period and does not reasonably continue to prosecute such cure until completion, the entire indebtedness secured hereby shall become immediately due and payable at the option of the holder.

         (19) If this mortgage, by its terms, is now, or at any time, subject or subordinate to a prior mortgage or mortgages, Mortgagor agrees (a) not to agree, without the consent of the holder, to the modification, amendment or extension of the terms or conditions of such prior mortgage or mortgages and
                  (b) to comply with the terms of such prior mortgage or mortgages, the holder hereof having the right to cure any default under a prior mortgage and to add to the debt secured by this mortgage the reasonable costs of curing such default;

         (20) Mortgagor will not create or permit, and will promptly discharge, any lien or other encumbrance on the Premises whether inferior or superior to this mortgage unless Mortgagee otherwise agrees in writing.

         The word "holder" as used herein shall be construed as descriptive of

Mortgagee named herein and of any subsequent holder or holders hereof; the word

"Mortgagor" as used herein shall be construed as descriptive of Mortgagor named herein and of any subsequent owner or owners of the equity of redemption of the

Premises; and all of the covenants and agreements of Mortgagor herein contained are joint and several if Mortgagor is more than one person and shall be binding upon the heirs, executors, administrators, successors and assigns of Mortgagor.

         This MORTGAGE is upon the STATUTORY CONDITION, and upon the further condition that all covenants and agreements of Mortgagor herein and in said note contained shall be kept and fully performed for any breach of which the holder hereof shall have the STATUTORY POWER OF SALE pursuant to M.R.S.A. Sec. 501-A,

which is hereby granted to Mortgagee and is incorporated herein and made a part hereof by reference. The above described Statutory Power of Sale shall only apply if Mortgagor is a "Corporation," "Partnership," "Limited Liability

Company," or "Trustee of a Trust" as provided in 33 M.R.S.A. Sec. 501-A.

         All notices required or permitted to be given hereunder shall be in writing and delivered by hand or mailed postage prepaid, by registered or certified mail, addressed in the case of Mortgagor to 23 Appleton Street,

Boston, Massachusetts 02116 and in the case of Mortgagee to 141 Needham Street,

Newton, Massachusetts 02464 or in the case of either party to such other address as shall be designated by written notice given to the other party. Any such notice shall be deemed given when so delivered by hand or, if so mailed,

when deposited with the U.S. Postal Service.

         Executed under seal on May, 30 2002.

                                                 /s/ Alan W. Milinazzo
                                                 -------------------------------
                                                 Alan W. Milinazzo

                                                 /s/ Anne T. Milinazzo
                                                 -------------------------------
                                                 Anne T. Milinazzo

                       THE COMMONWEALTH OF MASSACHUSETTS

                    , ss.                        May 30, 2002

         Then personally appeared the above-named J. Neal Armstrong, Vice

President and CFO of Aspect Medical Systems, Inc., and acknowledged the foregoing instrument to be the free act and deed of Aspect Medical Systems,

Inc., before me,

         KATELYN KELLEHER                       /s/ Katelyn Kelleher
           Notary Public                        --------------------------------
   Commonwealth of Massachusetts                Notary Public
       My Commission Expires                    My commission expires: 12/26/08
         December 26, 2008

                               THE STATE OF MAINE

                    ,ss.                             May 30, 2002

         Then personally appeared the above-named Alan W. Milinazzo, and acknowledged the foregoing instrument to be his free act and deed, before me,

                                                /s/ Lisa E. Desotelle
                                                --------------------------------
                                                Notary Public
                                                My commission expires:

                                               LISA E. DESOTELLE
                                                 NOTARY PUBLIC         [Seal]
                                                State of Maine
                                          MY COMMISSION EXPIRES JAN 7, 2006

                               THE STATE OF MAINE

                    ,ss.                         May 30, 2002

         Then personally appeared the above-named Anne T. Milinazzo, and acknowledged the foregoing instrument to be her free act and deed, before me,

                                                /s/ Lisa E. Desotelle
                                                --------------------------------
                                                Notary Public
                                                My commission expires:

                                               LISA E. DESOTELLE
                                                 NOTARY PUBLIC         [Seal]
                                                State of Maine
                                          MY COMMISSION EXPIRES JAN 7, 2006

                                    EXHIBIT A

The property located at 19 Harmon Park Road, York Harbor, Maine, more particularly described as follows:

A certain lot or parcel of land located on the westerly side of Harmon Lane in the Town of York, County of York and State of Maine and bounded and described as follows:

         Beginning at an iron pipe located on the westerly sideline of Harmon Lane at land now or formerly of Henry W. Clark, Jr.;

         THENCE, South 40 degrees - 23 minutes 09 seconds East along the westerly sideline of Harmon Lane for a distance of 159.57 feet to an iron pipe;

         THENCE, South 33 degrees - 13 minutes - 42 seconds East along said Lane for a distance of 59.05 feet to an iron pipe at other land now or formerly of Robert M. Tonge and Muriel S. Tonge;

         THENCE South 58 degrees - 43 minutes - 25 seconds West along land now or formerly of Robert M. Tonge and Muriel S. Tonge for a distance of
         88.03 feet;

         THENCE, South 70 degrees - 25 minutes - 19 seconds West along land now or formerly of Robert M. Tonge and Muriel S. Tonge for a distance of
         76.45 feet to the York River;

         THENCE, along the River by the following courses: North 31 degrees - 40 minutes - 27 seconds West for a distance of 61.21 feet; North 31 degrees - 49 minutes - 11 seconds West for a distance of 71.33 feet; North 30 degrees - 47 minutes - 16 seconds West for a distance of 46.66 feet to land of said Clark;

         THENCE, North 49 degrees - 36 minutes - 32 seconds East along land of said Clark for a distance of 138.07 feet to the point of beginning.

Including rights of record to the land between the low and high water lines. Containing 0.711 acres, more or less, to the high water line of the York River.

Subject to and benefiting from all rights-of-way, easements, covenants and other matters of record.